EXHIBIT 10.2

                 AMENDED, RESTATED AND SUBSTITUTED SECURED NOTE

U.S. $1,250,000.00                                          New York, New York
                                                            April 30, 1999

         ON DEMAND, AND IF NO DEMAND MADE, ON OR BEFORE October 31, 1999 ("Termination Date "), for value received, the undersigned, which term wherever used herein shall mean all and each of the signers of this note, promises to pay to the order of NATIONAL BANK OF CANADA ("Bank"), a commercial banking institution organized and existing under the laws of Canada with a United States branch office located in New York, New York, and NATIONAL CANADA BUSINESS CORP. ("NCBC "), a Delaware corporation having its principal place of business in New York, New York (the Bank and NCBC being herein collectively called the "Lenders"), or order, the principal sum of One Million Two Hundred Fifty Thousand Dollars (U.S. $ 1,250,000.00), with interest from the date hereof upon disbursed and unpaid principal balances from time to time outstanding at a rate per annum which shall, from day to day, be equal to two and three-quarters of one percent (2.75%) per annum for amounts outstanding under this Note, plus the rate for commercial loans announced from time to time in the United States as its prime rate ("Prime Rate") by Bank, each change in the rate to be charged hereon to become effective, without notice to the undersigned, on the effective date of each change in the Prime Rate, such interest to be computed based on a 360 day year and payable months in arrears on the 1st day of each month, commencing on the I st day of May, 1999. The Prime Rate is a reference rate and is not necessarily the lowest rate charged by NCBC or Bank for extensions of credit. The Bank's Prime Rate, as of the date hereof, is seven and three-quarters of one percent (7.75%) per annum.

         This Note is secured by a certain Inventory And Accounts Receivable Loan And Security Agreement dated February 28, 1997, as amended as of October 27, 1998 and as of the date hereof (as amended, the "Loan Agreement"), and may now or hereafter be secured by other mortgages, trust deeds, assignments, security agreements, or other instruments of pledge or hypothecation.

         The Termination Date may be extended pursuant to the provisions of the Loan Agreement; and if so extended, such extended date shall thereupon constitute the Termination Date.

         This Note is payable at the offices of NCBC, at 125 West 55th Street, 23rd Floor, New York, New York 10019, or at such other place as the holder may designate in writing, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

         Upon demand of Lenders (or either of them), or if no demand, upon the Termination Date, or at the option of the Lenders (or either of them), (a) if the undersigned shall fail to make payment of any installment of interest, as above provided, or (b) upon any default in the terms and provisions of any of the Loan Agreement, or any security agreement, trust deed, mortgage, or other instrument of pledge or hypothecation which now or hereafter secures the payment of the indebtedness evidenced hereby, or (c) upon default in the prompt payment when due (whether by reason of demand, acceleration, maturity or otherwise) of any other indebtedness, liabilities, or obligations of the undersigned to the Lenders, whether now existing or hereafter created or arising (or if there is any cure period applicable thereto, upon the lapse of such cure period), the entire unpaid balance of the indebtedness hereby evidenced, together with all interest then accrued, shall at once become due and payable for all purposes.

         If this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to protect the security for its payment, or to enforce its collection, the undersigned will pay all costs of collection and litigation, together with a reasonable attorney's fee.


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         The Proceeds of the loan represented by this note may be paid to any one or more of the undersigned.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every endorser of guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind (including notice of dishonor and agrees that this Note may be extended, in whole or in part, without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability hereon and each such party assents to any other indulgences, to any substitutions, exchanges or releases of collateral, and to the additions or releases of any other parties or persons primarily or secondarily liable for the payment of the indebtedness hereby evidenced.

         All rights and obligations hereunder shall be governed and construed according to the internal statutes and laws of the State of New York (without regard to principles of conflicts of law), in which state it is delivered, accepted and is payable.

         THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK AND AGREES THAT ALL SUMMONS AND OTHER COURT PROCESS ISSUED BY SAID COURTS MAY BE SERVED UPON THE UNDERSIGNED, WITHIN OR OUTSIDE SAID COURTS' TERRITORIAL JURISDICTION, BY MAILING THE SAME, BY REGISTERED OR CERTIFIED MAIL, OR BY PERSONAL SERVICE, TO THE UNDERSIGNED AT ITS ADDRESS SPECIFIED IN THE LOAN AGREEMENT; PROVIDED THAT NOTHING CONTAINED HEREIN SHALL LIMIT LENDER(S) RIGHT TO SUE THE UNDERSIGNED IN ANY OTHER COURT HAVING JURISDICTION OVER THE UNDERSIGNED OR ITS ASSETS AND TO SERVE SUMMONS OR OTHER COURT PROCESS UPON THE UNDERSIGNED IN ANY MANNER PERMITTED BY APPLICABLE LAWS.

         It is the intention of the Lenders and the undersigned to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the holder hereof ever be entitled to receive, collect, or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and, in the event that the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the undersigned, or other party lawfully entitled thereto. All interest paid or agreed to be paid by the undersigned shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. Any provision hereof, or of any other agreement between the Lenders and the undersigned, that operates to bind, obligate or compel the undersigned to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between the Lenders and the undersigned that is in conflict with the provisions of this paragraph.

         This Note is effective only upon delivery to and acceptance by the Lenders in New York, New York. The undersigned hereby waives notice of acceptance of this Note.



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         This Note shall be binding upon each of the undersigned and upon each undersigned's successors, assigns, heirs and legal representatives and shall inure to the benefit of Lenders and their successors and assigns.

         This Note is an amendment to, and is in substitution and replacement of, that certain promissory note dated as of February 28, 1997 in the original principal amount of $1,250,000.00 executed by the undersigned in favor of the Lenders (the "Replaced Note"). This Note represents the same indebtedness represented by the Replaced Note and is not intended to constitute a novation in any manner whatsoever.

                                       BORROWER:

                              NDC AUTOMATION, INC.


ATTEST:

By:   /s/ Ralph Dollander              By:   /s/ Claude Imbleau
      -------------------                   -------------------

Ralph Dollander                        Claude Imbleau
---------------------                  ----------------------
(Print or type name)                   (Print or type name)

Title:  President                      Title:    CFO
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